EXECUTION COPY


                           GLOBAL LEASE AGREEMENT

This Global Lease Agreement ("Agreement"), made this 31st day of March, 1999 between Crown Atlantic Company, LLC, with its principal offices located at 2000 Corporate Drive, Orangeburg, New York 10962, with a Tax ID# 74-2910603, hereinafter designated LESSOR and Cellco Partnership, a Delaware general partnership, d/b/a Bell Atlantic Mobile, with its principal offices at 180 Washington Valley Road, Bedminster, New Jersey 07921, hereinafter designated LESSEE.

                            W I T N E S S E T H:

     WHEREAS, LESSOR is the owner of certain buildings, towers, facilities and/or real property, at which LESSEE may from time to time desire to install and maintain communications facilities as hereinafter described; and

     WHEREAS, the LESSOR and LESSEE desire to enter into this Agreement to define the general terms and conditions which would govern their relationship with respect to particular sites at which the LESSOR and LESSEE may wish to permit LESSEE to lease certain space for the installation of its facilities as hereinafter set forth; and

     WHEREAS, the LESSOR and LESSEE acknowledge that they will enter into a lease supplement, substantially in the form of Exhibit A hereto
("Supplement") with respect to any particular location or site which the parties agree to lease,

     WHEREAS, the parties acknowledge that different related entities may operate or conduct the communications business of the LESSEE in different areas. As a result, the parties agree that each Supplement will be signed by the LESSEE or by an entity which is LESSEE's principal, affiliate (which for these purposes shall include without limitation, any entity with respect to which LESSEE or LESSEE's parent or subsidiary, is a general partner, manager or occupies a similar position of control, regardless of ownership interest), subsidiary or subsidiary of its principal (any of the foregoing, "LESSEE'S Affiliate").

     NOW, THEREFORE, for ten dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration and mutual covenants contained herein and intending to legally bound hereby, the parties hereto agree as follows:

     1. LESSOR agrees to lease to LESSEE that certain space on LESSOR's building, tower and/or parcel of property, which space and/or parcel is hereinafter referred to as "Property" more fully described in a Supplement to be executed by the parties. The leasing of the Property shall only become effective upon the full execution of a Supplement by the parties. The parties acknowledge that different related entities may operate or conduct the communications business of the LESSEE in different areas. As a result, the parties agree that each Supplement will be signed by the LESSOR on the one hand and on the other hand may be signed by either the LESSEE or by any of LESSEE's Affiliates. The parties further agree that any Supplement may be executed by the LESSOR and the LESSEE or any of the LESSEE's Affiliates, as the case may be, by a stamped, photocopied or electronically-generated signature of the officer authorized to sign on behalf of such entity, and that such stamped, photocopied or electronicallly generated signature shall signify such party's approval and acceptance of the terms and conditions of such Supplement. The parties further agree that such signatures may be stamped or electronically generated on, or photocopies made of, any such Supplement by the applicable authorized officer or such other person that such officer authorizes to stamp, photocopy or generate such signature.

     2. The LESSEE shall have the non-exclusive right of access and ingress and egress, seven (7) days a week, twenty-four(24) hours a day, on foot or motor vehicle, including trucks, to the Property, subject, however, to LESSOR'S right to install and maintain a security gate or other security system for which LESSEE will be given keys or other necessary access devices, and which will be suitable for ingress and


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egress by LESSEE as provided for hereunder. LESSOR also grants to LESSEE the easement and right to install and maintain wires, cables, conduits and pipes either within, over, under or along the Property, or any other lands, property, or structure in which the LESSOR has right, title or interest which are adjacent to the Property or upon which the Property is located, as shown in the Supplement. Additionally, the LESSOR grants to LESSEE any specific right of way for access to the Property as described in the Supplement. In the event any public utility is unable to use the aforementioned rights-of-way or easement, the LESSOR hereby agrees to grant an additional right-of-way, satisfactory to such public utility, either to the LESSEE or to the public utility at no cost to the LESSEE.

     2. This Agreement shall be for a term of twenty nine (29) years and eleven (11) months and shall be effective upon execution by both the LESSOR and the LESSEE after which term, the terms and conditions shall survive and govern any remaining Supplements until their termination.

     3. The initial term for each particular Supplement shall be for ten
(10) years and shall be subject to extension as provided in this Agreement.

     4. The term of each particular Supplement shall automatically be extended for three (3) additional five (5) year terms and one (1) additional term of four years and eleven (11) months unless LESSEE terminates it at the end of the then current term by giving LESSOR written notice of the intent to terminate at least six (6) months prior to the end of the then current term.

     With respect to each Property (a) for which a Supplement has been executed by the parties, and (b) subject to a Right of Use Agreement, hereinafter defined in Paragraph 17 below, LESSOR shall provide LESSEE with written notice (i) one hundred eighty (180) days prior to the termination date of any Right of Use Agreement (which does not include provisions for renewal of such agreement beyond the termination date) or (ii) ninety (90) days prior to the latest date upon which LESSOR would be required to give notice of exercise of any rights of renewal or extension of the term of such Right of Use Agreement. The notice will state (a) with respect to a terminating Right of Use Agreement, LESSOR's intention to negotiate a new Right of Use Agreement (or an extension of the existing Agreement) (in which case, the LESSOR will provide subsequent notification of the progress of such negotiations, including the successful completion of the negotiations); (b) with respect to a renewal, LESSOR's intent to exercise its renewal rights (in which case, LESSOR will furnish LESSEE with a copy of the renewal notice); or (c) if LESSOR does not intend to continue to occupy the Property and/or any real property or structure upon which the Property is located, the notice will set forth LESSOR's intention to provide a replacement Property which in all material respects, is suitable for LESSEE's use and at no additional cost to LESSEE; and provided further such notice will describe how LESSOR intends to provide for the relocation of LESSEE's equipment in a fashion which will result in no costs to LESSEE or interruption of LESSEE's business. If LESSOR fails to deliver such notice (or any subsequent notice required by this Paragraph), or if LESSEE, in its sole discretion, determines that LESSOR's plans for an alternative facility are not acceptable, LESSEE shall have the right, but not the obligation, to cause, upon notice to LESSOR, LESSOR to (and LESSOR shall) assign its rights in the Right of Use Agreement to LESSEE, and LESSOR shall not remove any tower or similar structure which is located on the Property or upon which the Property is located, provided, however, that failure of LESSOR to deliver to provide the notices referred to above shall not constitute a LESSOR default of allow the LESSEE to exercise the remedies set out in this Paragraph if the terminating Right of Use Agreement is nevertheless renewed or extended by LESSOR prior to its termination. In the event that a terminating Right of Use Agreement cannot be extended by the LESSOR or assigned to and extended by the LESSEE and plans for an alternate site are not acceptable to LESSEE, then, as the LESSEE's option and sole remedy, the particular Supplement may be terminated by the LESSEE so notifying the LESSOR. Notwithstanding anything to the contrary in the foregoing, LESSOR shall exercise any renewal options provided for in any Right of Use Agreement and shall use commercially reasonable efforts to obtain extensions of any terminating Right of Use Agreement for any Property subject to a Supplement. For purposes of the foregoing sentence, LESSOR's commercially reasonable obligations shall not require it to pay rent or other fees in amounts which would exceed markets rates for properties of the type and general location of the real estate


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subject to such Right of Use Agreement, unless the benefits which LESSOR reasonably expects to receive from continued use of such real estate would reasonably justify a greater payment.

     6. The annual rental for each particular Supplement's initial term and each extension term is set forth in the particular Supplement. On each anniversary of the commencement date during the initial term, the annual rent shall be increased as set forth on Schedule A, attached hereto and incorporated herein by reference for all purposes. On each anniversary of the commencement date during the extension terms, the annual rent shall be increased as set forth on Schedule B, attached hereto and incorporated herein by reference for all purposes.

     7. LESSEE shall use the Property for the purpose of constructing, maintaining and operating a Communications Facility or facilities and uses incidental thereto, together with all necessary appurtenances (including without limitation, the construction of a facility to house LESSEE's equipment), or for any other use permitted at the Property under zoning or other governmental regulations. If applicable, a security fence consisting of chain link construction or similar but comparable construction may be placed around the perimeter of the Property at the discretion of LESSEE (not including the access easement). All improvements shall be at LESSEE's expense and the installation of all improvements shall be at the discretion and option of the LESSEE. LESSEE will maintain the Property in a reasonable condition, reasonable wear and tear, fire and other insured casualty and LESSOR's obligations excepted. LESSEE's use of the Property shall be in compliance, in all material respects, with all laws, orders, ordiances, regulations, and directives of applicable federal, state, county and municpal authorities and regulatory agencies, including, without limitation, the FCC, applicable to the operation of equipment owned by LESSEE or LESSEE's use of the Property. It is understood and agreed that LESSEE's ability to use the Property is contingent upon its obtaining after the execution date of any Supplement all of the certificates, permits and other approvals that may be required by any Federal, State or Local authorities which will permit LESSEE use of the Property as set forth above. LESSOR shall cooperate with LESSEE in its effort to obtain such approvals and shall take no action which would adversely affect the status of the Property with respect to the proposed use thereof by LESSEE. In the event that any of such applications should be finally rejected or any certificate, permit, license or approval issued to LESSEE is canceled, expires, lapses, or is otherwise withdrawn or terminated by governmental authority (due to no fault of LESSEE) or soil boring tests are found by LESSEE to be unsatisfactory so that LESSEE in its sole discretion will be unable to use the Property for its intended purposes, LESSEE shall have the right to terminate the Supplement which is applicable to such Property. Notice of the LESSEE's exercise of its right to terminate shall be given to LESSOR in writing by certified mail, return receipt requested, and shall be effective upon the mailing of such notice by the LESSEE. All rentals paid prior to said termination date shall be retained by the LESSOR. Upon such termination, the applicable Supplement shall become null and void and all the parties shall have no further obligations including the payment of money, to each other under that Supplement.

     In the event the LESSOR requires additional or modified regulatory approvals (including without limitation, zoning permits or approvals, approvals or authorizations from the Federal Communications Commission and/or the Federal Aviation Administration) (herein "Additional Approvals") with respect to any Property which is subject to a Supplement, and (a) such Additional Approvals relate to a modification to the Property and/or LESSEE's use of such Property or (b) the failure to obtain such Additional Approvals would adversely impact LESSEE's ability to utilize the Property to conduct its business) then LESSOR shall obtain said additional approvals at LESSOR's sole cost and expense. If LESSOR fails to obtains such approvals, LESSEE shall at LESSEE's sole option, have the right to assume responsibility for obtaining such Additional Approvals at LESSOR's sole cost and expense. In the event that LESSEE declines to assume responsibility, LESSOR shall nonetheless keep LESSEE informed of the status of its efforts to obtain the Additional Approvals. In addition, LESSOR shall not retain any third parties to assist LESSOR or act on LESSOR's behalf in obtaining Additional Approvals of the type described in clause
(a) or (b) above, without obtaining LESSEE's prior written approval, which will not be unreasonably withheld or delayed.

     8. In the event the Property which is the subject of any applicable Supplement consists of space on a tower owned by LESSOR, then it is further understood and agreed that the LESSOR must approve of the


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installation contractor or personnel chosen by LESSEE to install, maintain and operate the equipment and that said installation, maintenance and operation will in no way damage or interfere with any other lessee's or the LESSOR's use of the tower, antennas and appurtenances. The LESSOR's approval of the installation contractor or personnel shall be withheld only for good cause and in no event shall be unreasonably delayed. LESSOR covenants that it will at all times, keep the tower in good repair as required by federal law H.R. 6180/S. 2882, the Telecommunications Authorization Act of 1992 including amendments to Paragraphs 303(q) and 503(b)(5) of the Communications Act of 1934 and such other laws, regulations, ordinances or other provisions applicable to LESSOR's operation of the tower for its intended purposes. The LESSOR shall also comply with all rules and regulations enforced by the Federal Communications Commission with regard to the lighting, marking and painting of towers. If the LESSOR fails to make such repairs the LESSEE may, after notice to LESSOR, and provided that with respect to any repairs other than those necessary to comply with FCC rules and regulations, LESSOR has not made such repairs within fifteen (15) days following such notice, make the repairs and the costs thereof shall be payable to the LESSEE by the LESSOR on demand. If the LESSOR does not make payment to the LESSEE within ten
(10) days after such demand, the LESSEE, without limitation of its rights to pursue any other remedies, shall have the right to deduct the costs of the repairs from the succeeding monthly rental amounts normally due from the LESSEE to the LESSOR. Further, LESSOR shall furnish LESSEE with any necessary keys for the purpose of ingress and egress to the tower in order to ensure that the LESSEE shall have free access to the tower at all times. It is agreed, however, that only authorized engineers, employees or properly authorized contractors of LESSEE or persons under their direct supervision will be permitted to enter the Premises.

     In the event LESSEE utilizes LESSOR's tower, LESSOR agrees to perform, at its sole cost and expense, any structural work necessary for the LESSEE to utilize the tower in accordance with its intended purpose as described in the Supplement.

     In the event that LESSOR intends to employ any third parties to perform repairs and/or maintenance functions with respect to any structures used and occupied by LESSEE under a Supplement, LESSOR will, unless the third party has been previously approved by LESSEE to perform work generally, first provide LESSEE with prior notice (except in cases of emergency), which notice will include the name of the person or entity (in the case of an entity, the identity of the owner, principal operator or persons exercising significant control) and the qualifications of such party to perform the contemplated services. LESSEE shall have ten (10) business days from receipt of such notice to object to the retention of such person or entity, which objection shall be based upon the qualifications and/or commercial reputation of the person or entity. If LESSEE makes such an objection, LESSOR will make a good faith attempt to retain another party to perform the required service. If LESSEE does not provide timely notice of objection, LESSOR may proceed to perform the work with the designated person or entity, but LESSEE's lack of an objection shall not constitute its consent to such relationship nor constitute a defense to any claim by LESSEE based upon or arising out of the acts or omissions of such party.

     9. LESSEE shall indemnify and hold LESSOR harmless against any claim of liability or loss from personal injury or property damage resulting from or arising out of the use and occupancy of the Property by the LESSEE, LESSEE's Affiliates or their respective servants, employees or agents, excepting, however, such claims or damages as may be due to or caused by the acts of the LESSOR or its servants or agents or any other party taking title or right to the Property by, through or under the LESSOR, or any other occupier of the tower utilized by LESSEE.

LESSOR shall indemnify and hold LESSEE harmless against any claim of liability or loss from personal injury or property damage resulting from or arising out of the use and occupancy of any structure or parcel of real property upon which the Property is located by LESSOR, any third-party lessee or licensee of LESSOR (other than LESSEE) or their respective servants, agents or employees.

     Notwithstanding anything to the contrary herein, each party hereto waives the right to recover consequential (including lost profits and business interruption), punitive, exemplary and similar damages


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and the multiplied portion of damages except to the extent such damages are suffered by such party in a third-party proceeding.


     10. The parties hereby waive (for themselves and for any party which may have a right of subrogation or similar right, including, without limitation, any insurer) any and all rights of action for negligence against the other which may hereafter arise on account of damage to the premises or to property, resulting from any fire, or other casualty of the kind covered by standard fire insurance policies with extended coverage, regardless of whether or not, or in what amounts, such insurance is now or hereafter carried by the parties, or either of them. LESSOR agrees that LESSEE may self-insure against any loss or damage which could be covered by a comprehensive general public liability insurance policy.

Notwithstanding the foregoing, LESSOR shall at all times, maintain adequate insurance covering its properties and other assets used in connection with performing its obligations hereunder, in at least the amounts and types of coverage customary in the wireless telecommunications industry. In the event of any accident, casualty or occurrence which results in damage to, or impairment of use of the Property, LESSOR shall take all actions necessary to promptly restore the Property to a condition fit for LESSEE's intended use, utilizing the proceeds of any applicable insurance proceeds in addition to any other sums which may be required. From and after any such event, including, without limitation, during the period of any restoration, LESSEE is unable to fully utilize the Property, there shall be an abatement of rent proportionate to the amount of nonutilization suffered by the LESSEE, and if the restoration process takes longer than sixty (60) days, LESSEE shall have the right, at its sole option, to terminate the applicable Supplement; provided, however at LESSOR's request, the period for restoration may be extended for an additional sixty (60) day period if the nature of the restoration is such that it reasonably requires more than sixty (60) days, the LESSOR commences the restoration within the sixty (60) day period and thereafter continuously and diligently pursues the restoration to completion and the LESSEE determines in good faith that an extension of the time period for restoration will not have a material adverse effect on its use of the Property or the conduct of its business.

In addition to the foregoing, the LESSEE at its sole option, shall have the right to place a temporary cell site, temporary antenna structure and/or other temporary equipment, which are collectively referred to hereinafter as "Temporary Facilities" from and after the occurrence of any event of the type described above, including, without limitation, during the period of any restoration. In the event any such Temporary Facilities are installed and the LESSEE commences utilization of the same, any abatement of rent based upon non-utilization shall cease as of the commencement of use of the Temporary Facilities by the LESSEE, provided however, the LESSEE shall have the right to deduct during any continued period of restoration, the cost of installing the Temporary Facilities from the rental which would otherwise be due. The right of the LESSEE to install Temporary Facilities shall not in any way affect or limit the LESSEE's right to terminate in the event the restoration process takes longer than sixty (60) days, subject to extension as noted above.

     11. Notwithstanding anything to the contrary contained herein, and provided LESSEE is not in default hereunder after the giving of notice and the expiration of any applicable cure period, and shall have paid all rents and sums due and payable to the LESSOR by LESSEE, LESSEE shall have the right to terminate, after the initial ten (10) year term, any Supplement upon the annual anniversary of the Supplement provided that three (3) months prior notice is given the LESSOR.

     12. LESSEE agrees to have installed radio equipment of the type and frequency which will not cause measurable interference to LESSOR, or other current (defined for these purposes as the date of any applicable Supplement) lessees of the premises. In the event LESSEE's equipment causes such interference, and after LESSOR has notified LESSEE in writing of such interference, LESSEE will take all steps necessary to correct and eliminate the interference at LESSEE's sole cost and expense. For purposes of application of the foregoing sentence, LESSOR agrees that any equipment of LESSEE located on any

Property as of the date of this Agreement is deemed not to cause interference which must be corrected or eliminated. LESSOR agrees that LESSOR and/or any other lessees or occupiers of the property who currently have or in the future take possession of LESSOR's property will be permitted to install only such radio equipment that is of the type and frequency which will not cause measurable interference to LESSEE. LESSEE hereby acknowledges and agrees that LESSEE's equipment which is installed and operating pursuant to any Supplement executed as of the date first written above is hereby deemed not to be experiencing any measurable interference from any equipment as presently operated by any third party tenant on any structure or real property upon which the Property is located which must be corrected or eliminated, unless LESSEE has provided notice of such interference on or before the date hereof to LESSOR. In the event any such LESSOR's, lessee's or occupier's equipment causes such interference, then, in addition to any other rights LESSEE may have at law or at equity, LESSOR will see that the party causing the interference will take all steps necessary to promptly correct and eliminate the interference.

     13. LESSEE, upon termination of any Supplement, shall, within a reasonable period (not to exceed forty-five (45) days, unless LESSEE can demonstrate that such period would cause undue hardship), remove, to the extent applicable, its equipment, building, antenna(s), fixtures and all personal property and otherwise restore the Property to its original condition, reasonable wear and tear, fire or other insured casualty and LESSOR's obligations excepted. If such time for removal causes LESSEE to remain on the Property after termination of this Agreement, LESSEE shall pay rent at the then existing monthly rate or on the existing monthly prorata basis if based upon a longer payment term, until such time as the removal of the building, fixtures and all personal property is completed and the Property is restored as provided for above.

     14. Should the LESSOR, at any time during the term of any Supplement, decide to sell all or any part of the Property and/or any real property (including, without limitation any leasehold interest) or structure upon which the Property is located, to a purchaser other than LESSEE, such sale shall be under and subject to this Agreement and the applicable Supplement and LESSEE's rights hereunder, and any sale by the LESSOR of the portion of this Property and/or any real property (including, without limitation any leasehold interest) or structure upon which the Property is located, underlying the right-of-way herein granted shall be under and subject to the right of the LESSEE in and to such right-of-way.

     With respect to any Property subject to a Supplement, LESSOR shall not, without LESSEE's prior written consent, which may be withheld for any reason or no reason, enter into, or consummate any agreement to sell, assign or otherwise directly or indirectly dispose of such Property, or any real property (including, without limitation any leasehold interest) or structure upon which the Property is located except: (i) pursuant to a transaction in which all or substantially all of the LESSOR's assets, businesses and properties in the Metropolitan Statistical Areas or Rural Service Area (as defined by the Federal Communications Commission) in which the Property is located are being transferred; (ii) if the LESSOR and the prospective purchaser or assignee provide evidence, satisfactory to LESSEE, regarding (X) the purchaser's or assignee's financial capacity (including, without limitation its financial capacity to perform its obligations as a lessor, as well as its ability to satisfy any other financial obligations it may have), (Y) its technical and operating ability to perform it's obligations as Lessor under the Global Lease (including, if applicable, historical information relating to its conduct of any similar business and any disputes with lessees) and (Z) its general reputation in the financial community, the communities in which it conducts operations and the wireless communications industry; and (iii) the prospective purchaser or assignee executes an agreement, in form and substance satisfactory to LESSEE, pursuant to which it undertakes to observe and comply with all provisions of the Global Lease (as applicable to the Property being conveyed), as it may be amended from time to time. In the event that LESSOR intends to sell, assign or otherwise directly or indirectly dispose of any Property subject to a Supplement, or any real estate (including, without limitation any leasehold interest) or structure upon which such Property is located, (whether or not LESSEE's consent is required hereunder), it shall provide LESSEE with reasonable prior written notice of such intention and shall, at LESSEE's request, enter into good faith discussions and negotiations with LESSEE to permit LESSEE to acquire such Property and/or real property (including, without limitation any leasehold interest) or structure upon which such Property is located; provided, however, that LESSOR shall not be obligated to sell to LESSEE, and LESSEE shall be under no obligation to offer to acquire, or acquire, such Property and/or real property or structure upon which such Property is located. LESSEE's failure to make an offer to acquire or to acquire the Property and/or real property or structure upon which such Property is located shall not constitute a waiver of any of its rights hereunder or relieve LESSOR of any obligations hereunder with respect to such Property.

     Notwithstanding the foregoing, the consent of LESSEE shall not be required for a sale or transfer of the Property (i) to an entity which controls, is controlled by, or is under common control with LESSOR (any of the foregoing, a "LESSOR Affiliate"), or (ii) any merger, consolidation, or other business reorganization (other than a reorganization for the benefit of creditors or a similar proceeding under Title 11 of the United States Code, or any rules or regulations promulgated thereunder) of LESSOR or a LESSOR Affiliate (including, without limitation, a change in control of any entity which is the ultimate parent of the LESSOR).

     15. LESSOR warrants and covenants that, so long as LESSEE is not in default hereunder after giving of notice and the expiration of any applicable cure periods provided for herein, LESSEE shall be entitled to, subject to the provisions of this Agreement and the applicable Supplement, quiet use and enjoyment of the benefits of the Property, including, without limitation, uninterrupted possession and use of the Property. LESSOR further warrants and covenants that it shall not take, or permit to be taken, any action which would limit or adversely impact LESSEE's use and enjoyment of the Property, other than actions to enforce LESSOR's remedies in the event of a default by LESSEE hereunder (but only with respect to the applicable Supplement).

     16. LESSOR covenants that LESSOR is seized of good and sufficient title and interest to the Property and any real property (including, without limitation any leasehold interest) or structure upon which such Property is located and has full authority to enter into and execute this Agreement and all Supplements. LESSOR further warrants and covenants that there are no other liens, judgments or impediments of title on the Property and any real property (including, without limitation any leasehold interest) or structure upon which such Property is located, other than Permitted Liens (as defined in the Formation Agreement) in existence on the date hereof and any liens identified in an SLA (as defined in the Master Build to Suit Agreement) and that there are no covenants, easements or restrictions (other than Permitted Liens) which prevent the use of the Property by the LESSEE as set forth above.

     In the event LESSOR does not have clear title or authority as set forth herein which adversely impacts LESSEE's use of the Property, or there are liens, judgments or impediments to LESSEE's use, in addition to, and not in lieu of, any other remedy available to LESSEE, LESSEE may following written notice to LESSOR and LESSOR's failure to correct such condition within thirty (30) days after notice is given, withhold rental payments until such time as LESSOR demonstrates that it has clear title or authority and/or there are no liens, judgments or impediments to LESSEE's use; or terminate the applicable Supplement immediately and LESSOR will return all rent paid by LESSEE. Notwithstanding the foregoing LESSEE may not exercise its rights under this Paragraph 16 to withhold or receive a return of rental payments or terminate the applicable supplement with respect to any Property which was conveyed to LESSOR pursuant to the Formation Agreement (or any agreement executed in connection with the Formation Agreement) and as to which: (a) the lien, judgment, defect of title or other similar impediment existed at the time the Property was conveyed by LESSEE or any of its Affiliates to LESSOR; and (b) LESSOR is using commercially reasonable efforts to resolve or remove any lien, encumbrance, cloud or impediment to title or authority or other condition which adversely impacts LESSEE's rights or ability to use the Property as provided for herein.

     17. With respect to each Property (a) for which a Supplement has been executed by the party, and (b) which is situated on any structure or parcel of real property occupied by LESSOR pursuant to any (i) ground lease or sublease; (ii) easement; (iii) premises lease (e.g., a lease of space on the roof of a structure) or (iv) similar agreement pursuant to which LESSOR's right to occupy the underlying real property is other than a fee simple ownership) (any of the foregoing, a "Right of Use Agreement"), LESSOR shall promptly provide (but in no event more than three (3) business days after receipt thereof) copies of any notice or other correspondence to LESSOR from any counter-party to such Right of Use Agreement, to the extent that such notice or communication relates to (X) LESSOR's failure to perform (including, without limitation, failure to perform on a timely and/or adequate basis) any of its obligations under the Right of Use Agreement; (Y) An alleged act or omission by LESSOR (other than acts which LESSOR was required to perform) or (Z) the occurrence of any event which could reasonably be expected to adversely impact LESSOR's rights to continue to enjoy its rights under the Right of Use Agreement. Whenever practicable, LESSOR shall obtain the agreement of the counter-party to provide copies of such notices or correspondence directly to LESSEE simultaneously with the transmittal of such notices to LESSOR.

     18. Upon receipt by LESSOR of any notice of default (or notice of an act or omission by LESSOR which could with the passing of time and/or the giving of notice constitute an event of default) under a Right of Use Agreement or noncompliance with the terms of a Right of Use Agreement, LESSOR shall, within five (5) business days after receipt by it of such notice, provide LESSEE with a letter stating that (i) the default or noncompliance has been cured or remedied; (ii) the default (if other than a payment default) has not been cured but will be cured within time periods provided under the Right of Use Agreement, together with a reasonably detailed explanation of the actions LESSOR intends to take to effect such cure, its basis for concluding that it can effect the cure within the requisite time periods and its basis for concluding that such actions will be accepted by its counter-party as an adequate cure; or (iii) the basis, if any for LESSOR's good faith position that there is no default or noncompliance. In the event that LESSOR does not, or can not, provide such notice (or in the event that, subsequent to delivery of a notice of the type referred to in clause (ii) and (iii), LESSOR is unable to effect an appropriate cure or LESSOR concludes that it no longer has a good faith basis for contesting the assertion of a default or noncompliance) then LESSEE has the right, but not the obligation, to take such actions as it may reasonably deem necessary or appropriate to cure or otherwise remedy such default or compliance, and in such event LESSEE shall have the right to demand prompt reimbursement from LESSOR of any and all amounts expended by LESSEE (or on its behalf), together with interest at a rate equal to LESSEE's average cost of funds or to set off such sums against any payment obligations it may have to LESSOR under this Agreement, which interest shall accrue and be payable from the date of LESSEE's payment. LESSEE's failure to take any such actions shall not constitute or be deemed a waiver of any rights it may have to assert claims against LESSOR for a breach of its obligations under this Agreement.

     19. With respect to any Property subject to a Supplement and Right of Use Agreement, the LESSOR shall use its reasonable best efforts to cause (and with respect to any Right of Use Agreement entered into subsequent to the date hereof shall cause) each counter-party under such Right of Use Agreement to enter into an agreement, in form and substance satisfactory to LESSEE, providing that in the event that such counter-party terminates the Right of Use Agreement other than as a result of the expiration of its term, such party will permit LESSEE to continue to occupy the Property pursuant to the terms and conditions contained in this Agreement and the applicable Supplement, provided that LESSEE performs all future obligations under the Right of Use Agreement.

     20. It is agreed and understood that this Agreement and any Supplements under it contain all agreements, promises and understandings between the LESSOR and LESSEE and that no verbal or oral agreements, promises or understandings shall be binding upon either the LESSOR or LESSEE in any dispute, controversy or proceeding at law, and any addition, variation or modification to this Agreement or Supplements under it shall be void and ineffective unless made in writing and signed by the parties.

     21. Each Supplement, and the performance thereof shall be governed, interpreted, construed, and regulated by the laws of the State in which the Property covered by the Supplement is located. This Agreement and the performance thereof shall be governed, interpreted, construed and regulated by the laws of the State of New Jersey. Notwithstanding the foregoing, LESSOR acknowledges and agrees that for purposes of 11 U.S.C. ss. 365 (h) or any successor statute, rule or regulation, this Agreement shall be deemed to be a lease of real property.

     22. A trial by jury is specifically waived and the LESSOR and LESSEE agree that any disputes, interpretation or questions of performance under this Agreement or any Supplement to it shall be determined and resolved without submission to a jury.

     23. Except as set forth below, LESSEE may not, without LESSOR's prior written consent, which shall not be unreasonably withheld or delayed, sublease all or a portion of a Property, or assign this Agreement or any rights under a Supplement. Notwithstanding anything to the contrary herein, LESSEE may, without LESSOR's consent, assign this Agreement or any Supplement, provided that LESSEE shall remain liable to LESSOR for LESSEE's obligations hereunder until the earlier of (i) expiration of the initial term of the relevant Supplement(s), or (ii) ten (10) years from the date of such assignment unless LESSOR otherwise agrees in writing, which agreement shall not be unreasonably withheld or delayed, to (a) any of Lessee's Affiliates, (b) pursuant to any sale of all or substantially all of LESSEE's assets or properties, merger, consolidation, or other transfer of control of the LESSEE, or (c) pursuant to a transaction in which all or substantially all of the LESSEE's (or its Affiliate, as applicable) FCC licenses or interest in Commercial Mobile Radio Service ("CMRS") properties in the Metropolitan Statistical Areas or Rural Service Area (as defined by the Federal Communications Commission) in which the Property is located, or a controlling interest therein, are being transferred by LESSEE. Upon such permitted assignment, such assignee shall succeed to all obligations, rights and options (including renewal options) of LESSEE hereunder. Notwithstanding the foregoing, no assignment by LESSEE shall affect the rights and obligations of LESSOR under this Agreement. The resale of capacity or CMRS by LESSEE or the appointment of a third party to act as agent for, to provide management or other services to, LESSEE or its Affiliates shall not constitute a sublease, assignment or transfer subject to the provisions of this paragraph. The sale, merger, reorganization, consolidation, or change in control of any entity which, directly or indirectly controls LESSEE or its Affiliates shall not constitute an assignment or transfer subject to the provisions of this paragraph.

     24. All notices hereunder must be in writing and shall be deemed validly given if sent by certified mail, return receipt requested, on the third (3rd) day after deposit in the U.S. mail, or by overnight courier, signature required, on the day of delivery, addressed as follows (or any other address that the party to be notified may have designated to the sender by like notice):

         LESSOR:   Crown Atlantic Company, LLC
                   375 Southpointe Boulevard
                   Canonsburg Pennsylvania 15317
                   Attention: Brian D. Jacks, President
                   Fax No: (724) 416-2468

                   With copies to:

                   Crown Castle International Corp.
                   510 Bering, Suite 500
                   Houston, Texas 77057
                   Attention: CEO and General Counsel
                   Fax No: (713) 570-3150

                   and:

                   Crown Communication Inc.
                   USA Headquarters
                   375 Southpointe Boulevard
                   Canonsburg Pennsylvania 15317
                   Attention: John Kelly, President
                   Fax No: (724) 416-2468

                   LESSEE: Cellco Partnership c/o Bell Atlantic Mobile 180 Washington Valley Road

                   Bedminster, New Jersey  07921
                   Attention:  Network Real Estate

     LESSOR will promptly provide copies of any notice, communication or other form of correspondence from any local, state or federal agency, commission, board or governing or regulatory body relating to any Property subject to a Supplement, to the extent that the subject of such notice relates in any way to LESSEE's use or occupancy of the Property or LESSOR's continuing ability to make the Property available for such use. In the event any such notice, communication or other form of correspondence requires action or conduct on behalf of the LESSOR and in the event the LESSOR fails to take such action within five (5) business days of such notice, then LESSEE shall have the right to act as outlined in Paragraph 18 herein.

     25. This Agreement and any Supplement shall extend to and bind the heirs, personal representatives, successors and assigns of the parties hereto.

     26. LESSOR shall not pledge, encumber, grant a security interest in or permit a lien to exist with respect to any Property subject to a Supplement (an "Encumbrance") without LESSEE's prior written consent unless the party holding such Encumbrance has entered into an agreement, in form and substance satisfactory to LESSEE, which expressly permits LESSEE to continue to occupy and use the Property in accordance with the terms of the Agreement in the event that such party exercises any rights it may have to take title to the Property or otherwise divest LESSOR of its interest in the Property, and such party further agrees that it shall not transfer the Property to any third party unless such third party agrees to permit LESSEE to continue to occupy and use the Property subject to the terms and conditions of this Agreement and the applicable Supplements. In the event any Encumbrances affects the Property as of the time of the execution of the applicable Supplement, the LESSOR shall immediately after execution of the particular Supplement obtain and furnish to LESSEE an agreement in the form set forth in the preceding sentence. In addition, LESSOR shall have the same obligations to give notice of, and cure any defaults or breaches under the Encumbrances as provided for in Paragraphs 17 and 18 above with respect to Right of Use Agreements and LESSEE shall have the same rights to cure any defaults and noncompliance, and be reimbursed for the costs of such cure, under any Encumbrance.

     27. LESSOR acknowledges that LESSEE and/or its affiliates currently or in the future may be a holder of debt and/or equity instruments issued by LESSOR (or its affiliates) and, as a consequence of holding such instruments may be in a position to influence the conduct of LESSOR's business. LESSOR agrees that no action, inaction, exercise or rights or pursuit by LESSEE or its affiliates of any remedies available to any of them, pursuant to the terms of such instruments or otherwise, shall constitute a waiver of any rights LESSEE may have under this Agreement, be deemed to excuse any failure by LESSOR to perform its obligations hereunder or otherwise form the basis for any defense asserted by or on behalf of LESSOR in response to any action taken by LESSEE to enforce its rights hereunder.

     28. LESSOR agrees that it shall not grant any third-party rights with respect to any structure, building, or parcel of real property upon which the Property may be located, the exercise of which would be inconsistent with LESSEE's rights hereunder or otherwise impede or prevent LESSEE from exercising any rights hereunder in the future.

     29. LESSOR (or LESSEE upon LESSOR's request) agrees to execute a Memorandum or Notice of this Agreement and Supplement upon the execution of an applicable Supplement, which Memorandum or Notice the LESSEE (or LESSOR as applicable) may record with the appropriate Recording Officer. The date set forth in such Memorandum or Notice is for recording purposes only and bears no reference to commencement of either term or rent payments.

     30. In the event there is a default by the LESSEE with respect to any provisions of this Agreement or any Supplement under it, including the payment of rent, the LESSOR shall give LESSEE written notice of such default. After receipt of such written notice, LESSEE shall have fifteen (15) days in which to cure any monetary default and thirty (30) days in which to cure any nonmonetary default, provided the LESSEE shall have such period extended as may be required beyond the thirty (30) days if the nature of the cure is such that it reasonably requires more than thirty
(30) days and the LESSEE commences the cure within the thirty (30) day period and thereafter continuously and diligently pursues the cure to completion. In the event the LESSEE has failed to cure a default as set forth in this Paragraph, then, in addition to any other rights or remedies specifically provided to the LESSOR herein, the LESSOR shall have the right to terminate the Supplement applicable to the Property from which the default has emanated; provided, however, this Agreement and any other Supplements shall remain in full force and effect and provided further, however, that such rights to terminate and an action to: (i) recover lost rent (consisting of any past due rent and any rents due for the balance of the applicable Supplement Term) and (ii) recover any reasonable out-of-pocket costs incurred to take possession of the Property, in the event of such termination, shall constitute LESSOR's sole remedy with respect to such default. LESSOR agrees to use its commercially reasonable efforts to mitigate its damages or losses as a result of LESSEE's default; provided that for purposes of this section only, commercially reasonable efforts shall consist of using the same efforts to market the Property as LESSOR undertakes with respect to other vacant tower capacity and not encouraging prospective tenants to lease other available tower space and provided further that mitigation shall be determined by actual consideration received for the use of the Property.

     In the event there is an uncured material default by the LESSOR with respect to any of the provisions of this Agreement or any Supplement under it, the LESSEE shall have the right to terminate the Supplement applicable to the Property from which the default has emanated; provided that LESSEE shall have first given written notice to LESSOR of its intent to terminate (unless LESSEE has already provided notice of default) and LESSOR shall have failed to cure such default within the time periods provided for herein, or where no such time period has been provided (other than for default under Section 12), LESSOR has not cured such default within thirty
(30) days of delivery of notice; provided the LESSOR shall have such period extended as may be required beyond the thirty (30) days if the nature of the cure is such that it reasonably requires more than thirty (30) days, the LESSOR commences the cure within the thirty (30) day period and thereafter continuously and diligently pursues the cure to completion and the LESSEE determines in good faith that an extension of the time period for cure will not have a material adverse effect on its use of the Property or the conduct of its business. The right to terminate for a material default as set forth in the preceding sentence shall be in addition to any and all other rights and remedies which the LESSEE has or may have as a result of such material default. In the event the LESSEE has terminated the Supplement applicable to the Property from which the material default has emanated, then this Agreement and any other Supplements shall remain in full force and effect. In the event that, within any continuous twelve (12) month period, LESSOR has defaulted under any of the provisions of this Agreement with respect to three percent (3%) or more of the Supplements, and such defaults have not been cured within the time periods provided for herein with respect to any such Supplement which has not been terminated, then in addition to any of the foregoing rights, LESSEE shall also have the right to terminate this Agreement. In the event of any default by the LESSOR with respect to any provision of this Agreement or any Supplement under it, or in the event of any act or omission by LESSOR hereunder with respect to which LESSEE has the right to reimbursement, damages or the right to perform any act hereunder in the event LESSOR fails to, or elects not to, take an action (including, without limitation, under Paragraph 18 of this Agreement), LESSEE shall have the right to deduct from, and set off against, any payments payable by LESSEE under this Agreement and any Supplement under it, any amounts incurred by LESSEE in the form of damages, costs of curing any such act or omission, or otherwise, together with interest, where applicable, at the rate specified in this Agreement from the date of payment by LESSEE to the date of repayment by LESSOR. In the event LESSEE exercises its rights of termination under this Section 30, LESSEE will use commercially reasonable efforts to mitigate its damages.

     Except as expressly provided for above or as otherwise agreed to by LESSEE, LESSOR shall have no right to terminate any Supplement. For all other purposes, including without limitation, any rights LESSOR has or may have pursuant to 11 U.S.C. ss. 365, this Agreement and the Supplements thereto shall be treated by LESSOR as one single integrated agreement.

     31. Each party will be responsible for all obligations of compliance with any and all environmental laws, including any regulations, guidelines, standards, or policies of any governmental authorities regulating or imposing standards of liability or standards of conduct with regard to any environmental conditions or concerns as may now or at any time hereafter be in effect, that are or were in any way related to activity conducted by such party in, on, or in any way related to the Property, unless such conditions or concerns are caused by the activities of the other, with the LESSOR being responsible for activity formerly conducted on the Property either by LESSOR or by other third parties.

     Each party shall hold the other harmless and indemnify the other from and assume all duties, responsibility and liability at its sole cost and expense, for all duties, responsibilities, and liability (for payment of penalties, sanctions, forfeitures, losses, costs, or damages) and for responding to any action, notice, claim, order, summons, citation, directive, litigation, investigation or proceeding which is in any way related to: a) failure by the indemnifying party to comply with any environmental law, including without limitation any regulations, guidelines, standards, or policies of any governmental authorities regulating or imposing standards of liability or standards of conduct with regard to any environmental concerns or conditions as may now or at any time hereafter be in effect; and b) any environmental conditions arising out of or in any way related to the condition of the Property or activities conducted thereon by the indemnifying party, unless such environmental conditions are caused by the other. Further, LESSOR shall indemnify and hold LESSEE harmless in all ways as set forth in this paragraph with respect to activity formerly conducted on the Property; or to the extent that the Property consists of space on a tower owned or operated by LESSOR, with respect to the building, structure or parcel of land on which the Property is located, any activity conducted or condition caused by any party other than LESSEE, its agents or employees. Notwithstanding the foregoing: (i)LESSOR shall have no indemnification obligations with respect to any environmental conditions for which LESSEE is obligated to indemnify LESSOR pursuant to the Formation Agreement; and (ii) nothing contained in this Paragraph 31 shall have the effect of limiting or modifying LESSEE's obligations to indemnify LESSOR for environmental conditions as set forth in the Formation Agreement.

     32. In the event the Property which is the subject of any applicable Supplement consists of space on a tower owned by LESSOR, LESSOR agrees to furnish LESSEE with written notice at such time as the remaining usable capacity (ability of such structure to support additional communications equipment without interference with any other tenant) is, in the reasonable judgment of the Lessor, less than or equal to 25% of the total usable capacity of such structure. The purpose of this Paragraph 32 is to provide LESSEE with timely notice of possible restrictions on obtaining additional capacity in the future.

     33. As used in this Agreement, the term "Formation Agreement" shall mean that certain agreement by and between Cellco Partnership, a Delaware partnership doing business as Bell Atlantic Mobile, the Transferring Partnerships (as defined therein), Crown Castle International Corp., a Delaware corporation and CCA Investment Corp., a Delaware corporation, dated as of December 8, 1998 (as amended from time to time), and the term "Build to Suit Agreement" shall mean that certain agreement by and between Cellco Partnership, a Delaware partnership doing business as Bell Atlantic Mobile, and Crown Atlantic Company LLC, a Delaware limited liability company, dated as of March 31, 1999 (as amended from time to time).

     34. A default by a LESSEE Affiliate hereunder shall not constitute a default by LESSEE and Landlord's rights and remedies shall be limited to such LESSEE Affiliate. Notwithstanding the foregoing, LESSEE agrees that for a period ending ten (10) years from the date hereof that, if LESSEE's Affiliates or any assignee or transferee of LESSEE defaults hereunder and LESSOR after using commercially reasonable efforts, fails to obtain the required cure or payment from such entities (and provided that such entities are not, in good faith, disputing such claim of default or have not otherwise asserted a meritorious defense or counterclaim) or has not otherwise settled or compromised such claim, then LESSOR may, by notice make demand upon LESSEE to cure such default and subject to the provisions of this Paragraph, LESSEE shall be obligated hereunder to cure such default. LESSEE shall have the same time periods to cure such default as were available to the LESSEE Affiliate or transferee or assignee hereunder, commencing with the effective date of such notice and LESSEE shall furthermore have the benefit of any and all defenses, claims or counterclaims available to it or to such LESSEE Affiliate or transferee or assignee.

In the event that LESSEE cures the default it shall succeed to all of LESSOR's rights and remedies with respect to such LESSEE Affiliate, assignee or transferee (other than rights to terminate a Supplement or take possession of Property subject to a Supplement). In the event that LESSEE fails to cure any default of a LESSEE Affiliate as to which proper demand was made as provided hereunder and LESSEE was obligated to cure under the provisions of this Paragraph, the Landlord shall have all of the rights and remedies available to it hereunder with respect to such uncured default by LESSEE as it would have against the LESSEE Affiliate.


     IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their respective seals the day and year first above written.

                                   LESSOR:   CROWN ATLANTIC COMPANY LLC



/s/ Kathy G. Broussard             BY: /s/ Brian D. Jacks
-------------------------              -----------------------------------
WITNESS



                                   LESSEE:   CELLCO PARTNERSHIP

                                             By Bell Atlantic Mobile, Inc.

                                             Its General Partner



/s/ Alison B. Brotman              BY: /s/ A. J. Melone
-------------------------              -----------------------------------
WITNESS                                A. J. Melone
                                       Vice President
                                       Network Plannines and Administration